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PROXY STATEMENT Table of Contents

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Reva, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(2)	Form, Schedule or Registration Statement No.:
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Reva, Inc.
3001 Knox Street, Suite 401
Dallas, Texas 75205

October 18, 2004

Dear Shareholders:

        You are cordially invited to attend a special meeting of the shareholders of Reva, Inc. (the "Company"), which will be held at 9:00 am, local time, on Monday, November 15, 2004, at the Company's offices located at 3001 Knox Street, Suite 401, Dallas, Texas 75205.

        At the special meeting, we will ask you to consider and vote on a two proposals: (1) to change the state of incorporation of the Company from Colorado to Delaware; and (2) to increase the authorized shares of the Company's common stock by 100,000,000 shares.

        You may have received one or more Information Statements from the Company in August or September of this year, related to amendments to the Company's articles of incorporation. This proxy addresses those amendments. Accordingly, you are being asked to consider and vote on the two proposals at the special meeting.

        The reincorporation will not result in any change in the Company's headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporate law. We believe the benefits are supported by the fact that more than half of the Fortune 500 publicly traded companies are incorporated in Delaware. Because of differences between the laws of Colorado and Delaware, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in your rights as shareholders of the Company. The most significant of these changes are discussed in detail in the accompanying proxy statement under "Comparison of Shareholder Rights Before and After the Reincorporation" beginning on page 4. We expect that the reincorporation will be tax-free to you for U.S. federal income tax purposes. Upon completion of the reincorporation, your shares of common stock will continue to trade on the OTC Bulletin Board under the symbol "RVIA" until such time as the Company can effect a change of the ticker symbol.

        The increase in authorized shares of common stock by 100,000,000 would give the Company a total of 200,000,000 authorized shares of common stock. Currently, 98,199,890 of the 100,000,000 shares of the Company's common stock are outstanding. Your board of directors believes that it is prudent to have the additional shares of common stock available for general corporate purposes, including acquisitions, equity financing, stock dividends, stock splits or other recapitalizations, and grants of stock options. Such activities are considered by management and the board to be an essential part of improving the Company's future performance and paying down debt. The Company currently has no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions and equity financings could arise at any time. The increase in the authorized number of shares of common stock could have an anti-takeover effect. If the Company's board of directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

        The board of directors of the Company has unanimously approved the reincorporation proposal and the proposal to increase the authorized shares of common stock. Approval of the proposals by shareholders will require the affirmative vote of the holders of a majority of all the votes entitled to be cast by common stock holders.

        Your board of directors recommends that you vote "FOR" the reincorporation in Delaware and "FOR" the increase in authorized shares of common stock.

        Your vote is very important, regardless of the number of shares you own.    Whether or not you intend to be present at the special meeting in person, please complete, date and sign the enclosed proxy card and return it in the envelope provided for that purpose. If your shares are held in an account at a brokerage firm or bank, you must instruct the brokerage firm or bank how to vote your shares. I look forward to your support.

                        Sincerely,

                        Dennis G. McLaughlin, III
                        Chairman

Reva, Inc.
3001 Knox Street, Suite 401
Dallas, Texas 75205
(469) 227-7605

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on Monday, November 15, 2004

To Our Shareholders:

        You are cordially invited to attend a special meeting of shareholders of Reva, Inc., a Colorado corporation.

When:	Monday, November 15, 2004 at 9:00 am, local time.
Where:	The Company's offices located at 3001 Knox Street, Suite 401, Dallas, Texas 75205.
Why:	1.
To consider and vote on a proposal to reincorporate Reva, Inc. from the State of Colorado to the State of Delaware. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between Reva, Inc. and a wholly owned subsidiary of Reva, Inc. organized under the laws of Delaware, pursuant to which Reva, Inc. will merge with and into the Delaware subsidiary, and the Delaware subsidiary, named Blue Wireless & Data, Inc., will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger.
	2.	To consider and vote on a proposal to increase the authorized shares of the Company's common stock by 100,000,000 shares, making the total authorized shares of common stock 200,000,000 shares.
3.
To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 and/or 2 above in the event that there are not sufficient votes for approval of proposal 1 and/or 2 at the meeting.

        Shareholders of record of Reva, Inc. at the close of business on October 4, 2004, are entitled to vote at the special meeting or any postponements or adjournments thereof.

        Whether or not you intend to be present at the special meeting in person, we urge you to please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.

Dennis G. McLaughlin, III Chairman

Dallas, Texas
October 18, 2004

We urge you to complete, date and sign the enclosed proxy
and return it promptly in the enclosed envelope.
The proxy is revocable at any time prior to its use.

Reva, Inc.
3001 Knox Street, Suite 401
Dallas, Texas 75205
(469) 227-7605

SPECIAL MEETING OF SHAREHOLDERS
Monday, November 15, 2004

PROXY STATEMENT

        This proxy statement is being furnished to holders of common stock, $0.01 par value per share ("common stock"), of Reva, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by our board of directors for use at a special meeting of our shareholders, or any adjournment or postponement thereof, to be held at the Company's offices at 3001 Knox Street, Suite 401, Dallas, Texas 75205 on Monday, November 15, 2004 at 9:00 am, local time. This proxy statement and the accompanying form of proxy are being first mailed to our shareholders on or about October 18, 2004.

        The special meeting has been called for the following purposes:

  1.
  To consider and vote on a proposal to reincorporate Reva, Inc. from the State of Colorado to the State of Delaware. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between Reva, Inc. and a wholly owned subsidiary of Reva, Inc. organized under the laws of Delaware, pursuant to which Reva, Inc. will merge with and into the Delaware subsidiary, and the Delaware subsidiary, named Blue Wireless & Data, Inc. ("Blue"), will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger.

  2.
  To consider and vote on a proposal to increase the authorized shares of the Company's common stock by 100,000,000 shares, making the total authorized shares of common stock 200,000,000 shares.

  3.
  To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 and/or 2 above in the event that there are not sufficient votes for approval of proposal 1 and/or 2 at the meeting.

        Only shareholders of record at the close of business on October 4, 2004 are entitled to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, we had 98,199,890 shares of common stock that were outstanding and entitled to vote at the special meeting. Each share of common stock is entitled to one vote, and approval of the proposals will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the common stock holders.

        As of the close of business on the record date, directors and officers of the Company beneficially owned 10,881,584 shares of common stock. This represents approximately 11% of the voting power of the Company's outstanding common stock.

        Our executive offices are located at 3001Knox Street, Suite 401, Dallas, Texas 75205, telephone (469) 227-7605. The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices you indicate on the proxy. A valid proxy will be voted "FOR" the proposals listed on the proxy card unless otherwise indicated on such proxy card. Shareholders who hold their shares in street name must provide their broker with instructions on how to vote the "street name" shares. A broker will not be permitted to vote on proposals 1 and 2 without instructions. If you abstain from voting or you fail to vote, or to instruct your broker how to vote any shares held for you in your broker's name, it will have the same effect as a vote against proposals 1 and 2.

i

SUMMARY TERM SHEET

        The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the annexes attached hereto to understand the proposal fully.

  •
  Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders): Monday, November 15, 2004 at 9:00 am, local time, at the Company's offices located at 3001 Knox Street, Suite 401, Dallas, Texas 75205.

  •
  Record Date (See page 1): You can vote at the special meeting if you owned common stock of the Company at the close of business on October 4, 2004.

  •
  Proposals to be Voted on (See pages 2 and 11): We are proposing to change the state of incorporation of the Company from Colorado to Delaware by merging into a wholly owned subsidiary of the Company named Blue Wireless & Data, Inc., incorporated in Delaware. We sometimes refer to this proposal as the reincorporation proposal. We are also proposing to increase the authorized shares of common stock by 100,000,000 shares, bringing the total authorized shares of common stock to 200,000,000. Both of these proposals are hereafter referred to as the "proposals".

  •
  Our Reasons for the Reincorporation Proposal (See page 3): The primary reason for the reincorporation from Colorado to Delaware is to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporation law.

  •
  Our Name in Connection with the Reincorporation: Our name will change in connection with the reincorporation to "Blue Wireless & Data, Inc." To distinguish between the Company as incorporated in Colorado and the Company as incorporated in Delaware, we sometimes refer in this document to the Company after the reincorporation as "Blue."

  •
  Effect of Approving the Reincorporation Proposal (See page 2): If the reincorporation proposal is approved, the reincorporation merger will be consummated and the Company will be incorporated in Delaware. The reincorporation will not change our headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of Blue Wireless & Data, Inc. upon effectiveness of the reincorporation.

  •
  Effect of Not Approving the Reincorporation Proposal (See page 4): If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and the Company will continue to operate as a corporation incorporated in Colorado under the name Reva, Inc.

  •
  What You Will Receive in the Reincorporation Merger (See page 4): You will not need to exchange your existing stock certificates for stock certificates of Blue Wireless & Data, Inc. Each of your shares of common stock automatically will be converted into one share of common stock of Blue Wireless & Data, Inc.

  •
  Our Reasons for the Increase in Authorized Shares of Common Stock Proposal (See page 11): The primary reason for the increase in the number of authorized shares is to allow the Company to have the additional shares of common stock available for general corporate purposes, including acquisitions, equity financing, stock dividends, stock splits or other recapitalizations, and grants of stock options.

  •
  Effect of Not Approving the Increase in Authorized Shares of Common Stock Proposal (See page 11): If the increase in authorized shares is not approved it will severely hamper the efforts of the Company to solicit capital from potential investors through private placements of the

    Company's common stock. In addition, it would make future acquisitions difficult to conclude as no equity incentive could be contributed to close the potential acquisition.

  •
  Recommendation of the Board of Directors of the Company (See pages 11 and 12): The board of directors of the Company recommends that you vote "For" the proposals.

  •
  Vote Required (See page 1): Approval of the proposals will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the common stock holders. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the merger agreement.

  •
  How to Vote Your Shares (See pages 1-2): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the special meeting in person.

  •
  How to Revoke Your Proxy (See page 1): You may revoke your proxy either by delivering to the Secretary of the Company a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

  •
  Voting of Shares Held in "Street Name" (See page 1): Your broker will not be permitted, without your instructions, to vote your shares held in street name on the two proposals. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the proposals.

  •
  Tax Effects of the Reincorporation (See page 10): We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of the company incorporated in Delaware as the aggregate basis you have in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

  •
  Changes in Shareholder Rights (See pages 4-10): After completion of the reincorporation merger, the rights of all shareholders will be governed by Delaware law and by the Company's Delaware certificate of incorporation and bylaws. The most significant changes in shareholders' rights before and after the reincorporation are discussed in detail in "Proposal 1—Reincorporation of the Company as a Delaware Corporation—Comparison of Shareholder Rights Before and After the Reincorporation" on pages 4-10.

  •
  Whom You Should Call with Questions: If you have further questions, you may contact our Corporate Secretary, Mr. Christopher Chambers at 469-227-7605.

PROXY STATEMENT
Table of Contents

Voting Matters
Record Date; Shares Outstanding and Voting Rights
Quorum and Vote Required
Proxies and Voting Procedures
Proposal 1
General
No Change in Business, Jobs, Physical Location, etc.
Reasons for the Reincorporation
Blue
The Merger Agreement
Effective Time
Effect of Not Obtaining the Required Vote for Approval
Comparison of Shareholder Rights Before and After the Reincorporation
Federal Income Tax Consequences of the Reincorporation Merger
Accounting Treatment of the Reincorporation Merger
Regulatory Approval
Proposal 2
General
Reasons for the Increase in Authorized Shares of Common Stock
Effect of Not Obtaining the Required Vote for Approval
Dissenters' Rights for the Holder of Common Stock
Security Ownership of Directors and Executive Officers and Certain Beneficial Owners
Solicitation Procedures
Other Business
Annex A Agreement and Plan of Merger
Annex B Certificate of Incorporation of Blue Wireless & Data, Inc.
Annex C Bylaws of Blue Wireless & Data, Inc.
Annex D Colorado Business Corporation Act

VOTING MATTERS

RECORD DATE; SHARES OUTSTANDING AND VOTING RIGHTS

        Our board of directors has fixed the close of business on October 4, 2004 as the record date for the determination of holders of shares of common stock entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, the Company had 98,699,890 shares of common stock that were outstanding and entitled to vote at the special meeting.

        Each outstanding share of common stock is entitled to one vote. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the merger agreement.

QUORUM AND VOTE REQUIRED

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each of the common stock is necessary to constitute a quorum. Abstentions and broker non-votes will be considered present at the special meeting for the purpose of calculating a quorum. If there are not sufficient votes in attendance at the meeting in person or by proxy to constitute a quorum for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum.

        Approval of the reincorporation proposal and the proposal to increase the authorized shares of common stock will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the common stock holders.

        You may vote in favor of, abstain, or vote against each proposal separately. Each proposal will only be implemented if we obtain the required shareholder vote of the common stock holders.

PROXIES AND VOTING PROCEDURES

        All shares of common stock represented by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated in those proxies. If no specific instructions are given on the proxy card with respect to the matters to be acted upon at the special meeting, shares of common stock represented by a properly executed proxy will be voted "FOR" the proposals set forth on the accompanying proxy card.

        Shareholders who hold their shares through nominees such as a broker or a bank (i.e., in street name) must provide their broker with instructions on how to vote the street name shares. Under the rules of the OTC Bulletin Board (the "OTCBB"), if your broker holds your shares in its name, your broker may not vote your shares on the proposals absent instruction from you. Consequently, without your voting instruction on this item, a broker non-vote will occur. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the proposals.

        The election inspector appointed for the meeting will tabulate votes cast in person or by proxy at the special meeting. Our transfer agent, Executive Registrar & Transfer, Inc., will act as inspector of election for the special meeting.

        Each proxy should be completed, dated, signed and returned in the envelope provided for that purpose. Proxies properly executed and returned in a timely manner will be voted at the special meeting in accordance with the directions noted in the proxy. Any shareholder giving a proxy has the power to revoke it any time before it is voted, either by delivering to the secretary of the Company a signed notice of revocation or a later dated and properly executed proxy or by attending the special meeting and voting in person. Attendance at the meeting will not in itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our executive offices,

Attention: Secretary, or hand delivered to the Secretary of the Company at the address of our executive offices, at or before the vote to be taken at the special meeting. In order to assure that your vote is obtained, please return your properly completed, dated and executed proxy to us even if you currently plan to attend the special meeting in person.

        So far as the Company's board of directors is aware, the proposals set forth in the accompanying proxy card are the only matters to be acted upon at the special meeting. If any other matters are properly brought before the special meeting, including without limitation, a motion to adjourn the special meeting to another time and/or place for the purpose of, among other things, disseminating information regarding material developments relating to the proposals, or soliciting additional proxies in favor of approval of the proposals, the persons whose names appear on the accompanying proxy card will vote the shares represented by such proxy upon such matters in their discretion; provided, however, that if the Company proposes to adjourn the special meeting for the purpose of soliciting additional votes in favor of the proposals, and seeks a vote of shareholders on such adjournment, no proxy that is voted against the last proposal set forth on the proxy card (or on which a shareholder elects to abstain on such matter) will be voted in favor of any adjournment for the purpose of soliciting additional proxies if such proposal to adjourn is made by the Company. Should the special meeting be reconvened, all proxies will be voted in the same manner as they would have been voted when the special meeting was originally convened, except for proxies effectively revoked or withdrawn prior to the time proxies are voted at the reconvened special meeting.

PROPOSAL 1
REINCORPORATION OF THE COMPANY
IN THE STATE OF DELAWARE

GENERAL

        The Company provides high speed wireless internet service to customers in rural communities in the State of Texas.

        At the special meeting shareholders of the Company will be asked to vote upon the reincorporation of the Company from the State of Colorado to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of October 4, 2004 (the "merger agreement"), by and between the Company and Blue Wireless & Data, Inc., a Delaware corporation and a wholly owned subsidiary of the Company. On September 13, 2004, the board of directors of the Company unanimously approved the merger agreement, on October 4, 2004 the board of directors of Blue Wireless & Data, Inc. approved the merger agreement, and subsequently the Company, as the sole stockholder of Blue Wireless & Data, Inc., adopted the merger agreement. The merger agreement is attached as Annex A to this proxy statement.

NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

        The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." However, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Blue. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of common stock will be converted into an equivalent number of shares of common stock of Blue and such shares will trade on the OTCBB under the symbol "RVIA."

REASONS FOR THE REINCORPORATION

        Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs. A majority of the Fortune 500 corporations are incorporated in Delaware. With the anticipated growth of the Company and changes in the composition of our management and board of directors recently, we think it will be beneficial to the Company and its shareholders to obtain the benefits of Delaware corporate law.

        In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

        Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

        Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

BLUE

        Blue, our wholly owned subsidiary, was incorporated under the DGCL on October 4, 2004 under the name "Blue Wireless & Data Inc.," exclusively for the purpose of merging with the Company. The address and phone number of Blue's principal office are the same as those of the Company. Prior to the reincorporation merger, Blue will have no material assets or liabilities and will not have carried on any business.

        Upon completion of the reincorporation merger, the rights of the stockholders of Blue will be governed by the DGCL and the certificate of incorporation and the bylaws of Blue (the "Delaware Certificate of Incorporation" and the "Delaware Bylaws," respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Annexes B and C, respectively.

THE MERGER AGREEMENT

        The merger agreement provides that the Company will merge with and into Blue, with Blue being the surviving corporation. Pursuant to the merger agreement, Blue will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Blue for identical terms of office.

        At the effective time of the reincorporation merger, each outstanding share of common stock, automatically will be converted into one share of common stock, par value $0.01, of Blue ("Delaware common stock"). You will not have to exchange your existing stock certificates of the Company for stock certificates of Blue. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Blue's transfer agent for cancellation, and obtain a new Delaware form of certificate.

        At the effective time of the merger, Delaware common stock will be listed for trading on the OTCBB.

        The merger agreement was unanimously approved by the board of directors of the Company and the board of directors of Blue and subsequently was adopted by the Company, as the sole stockholder of Blue. Approval of the reincorporation proposal (which constitutes approval of the merger agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the common stock holders.

        The merger agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of common stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders. The board of directors of the Company may terminate the merger agreement if dissenters' rights are exercised.

EFFECTIVE TIME

        If approved by the requisite vote of the holders of shares of common stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the merger agreement) in accordance with Article 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with §252 of the DGCL. However, the merger agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of common stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

        The board of directors of the Company may terminate the merger agreement if dissenters' rights are exercised.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

        If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

        Because of differences between the CBCA and the DGCL, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of the Company (the "Colorado Articles of Incorporation") and the Bylaws of the Company (the "Colorado Bylaws") and the Delaware Certificate of Incorporation and the Delaware

Bylaws. In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the DGCL and the CBCA. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

THE COMPANY	BLUE

ACTION BY SHAREHOLDERS WITHOUT A MEETING

As required by the CBCA, the Colorado Bylaws provide that (i) any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing.
Consistent with the DGCL which, unlike the CBCA, permits stockholder action to be taken by less than unanimous written consent, the Delaware Bylaws provide that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, consistent with DGCL requirements, the Delaware Bylaws contain the following two provisions which are not provided for by the Colorado Bylaws: (i) in order to be effective, all written consents must be delivered to Blue within 60 days of the earliest dated consent delivered to Blue, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Blue.
REMOVAL OF DIRECTORS
The Colorado Bylaws provide that any director may be removed, with or without cause, only by the holders of two-thirds of the Colorado common stock.
The Delaware Certificate of Incorporation and Delaware Bylaws provide the same right of removal of directors as the Colorado Bylaws except that the vote required of the holders of Delaware common stock for removal was modified, as required by the DGCL, to a majority vote of the shares of Delaware common stock then entitled to vote at an election of directors.

INDEMNIFICATION

The Colorado Bylaws require that the Company indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful: (i) directors, except with respect to a personal benefit improperly received by such directors and (ii) officers, except with respect to a personal benefit improperly received by such officers. In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders' meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.
The Delaware Bylaws provide that the officers and directors of Blue are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws do not contain the following provisions that were expressly required by Colorado law (but not by Delaware law): (i) limiting indemnification of a director or officer with respect to a personal benefit improperly received or (ii) the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation. In addition, the Delaware Bylaws do not expressly prohibit indemnification of an officer or employee if the officer or employee is adjudged to be liable for gross negligence or willful misconduct or require that Blue indemnify employees of Blue, but instead permit Blue to indemnify employees when and as authorized by appropriate corporate action using applicable Delaware standards. It should be noted, however, that the Delaware Bylaws are otherwise similar to the Colorado Bylaws with respect to mandatory indemnification by Blue of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of Blue, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful.

In addition, the Delaware Bylaws contain the following provisions not currently contained in the Colorado Bylaws: (i) mandatory reimbursement of expenses of directors and officers, upon receipt of an undertaking by such director and officer to repay all amounts advanced if such director and officer is ultimately determined not to be entitled to indemnification by Blue, (ii) a clarification that any repeal or amendment of the indemnification provisions contained in the Delaware Bylaws will not adversely affect any right or protection in respect of any act or omission occurring prior to the time of such repeal or modification, and (iii) Blue will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding has been authorized by the board of directors of Blue.

AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under the CBCA, amendments to the Colorado Articles of Incorporation, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by the board of directors of the Company or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors of the Company must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.
Under the DGCL, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate of Incorporation. Amendments to the Delaware Certificate of Incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.
PREFERRED STOCK

The Colorado Articles of Incorporation authorize the board of directors of the Company to issue shares of preferred stock in one or more series, and to fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, voting rights, conversion privileges and other rights and limitations to the extent permitted by the CBCA.
The Delaware Certificate of Incorporation contains a similar authorization for the board of directors with respect to preferred stock; however, the rights and limitations of the preferred stock are to the fullest extent permitted by Delaware law. Accordingly, the Board is permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Delaware law. No shares of preferred stock will be issued in connection with the reincorporation.

The authorized shares of preferred stock for both the Company today, and for Blue after the reincorporation, may be used for any proper corporate purpose approved by the board of directors. Their availability enables the board of directors to act with flexibility and dispatch when favorable capital raising or acquisition opportunities arise which permit the use of equity securities other than common stock. Under certain circumstances, the preferred stock could have anti-takeover effects. The terms of the preferred stock, and in the case of Blue, the ability of the board of directors to give the preferred stock a wider array of voting rights, could discourage or thwart persons seeking to effect a takeover or otherwise gain control of the Company or Blue.

DISSOLUTION

Under the CBCA, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders of the Company entitled to vote thereon. The board of directors of the Company must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors of the Company determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.
Blue will be subject to the same voting requirement with respect to a dissolution of Blue as is the Company but only if the board of directors of Blue initially approves the dissolution of Blue. If the board of directors does not approve such dissolution, the stockholder vote required for approving a dissolution of Blue is a unanimous written consent of all stockholders entitled to vote thereon.
CORPORATE RECORDS (FORM OF RECORDS)

Under the CBCA, the Company is required to keep as permanent records minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors of the Company without a meeting, a record of all actions taken by a committee of the board of directors of the Company, and a record of all waivers of notices of meetings of shareholders and of the board of directors of the Company or any committee of the board of directors. In addition, the CBCA requires the Company to keep specific records at its principal office, including the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years.
Consistent with the DGCL, the Delaware Certificate of Incorporation provides that any records maintained by Blue in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that Blue keep any specific records at any particular place or for a specific period of time.
EXAMINATION OF BOOKS AND RECORDS

Under the CBCA, any record or beneficial shareholder of the Company may, upon 5 days' written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person's interests as a shareholder.
Under the DGCL, the inspection rights of the stockholders of Blue are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if Blue refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

BUSINESS COMBINATION STATUTE
The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with "interested stockholders" (generally, persons who own, individually or with or through other persons, 15% or more of the corporation's outstanding voting stock). However, the DGCL permits a corporation to opt out of the restrictions imposed by Section 203.
DISSENTERS' (APPRAISAL) RIGHTS

Under the CBCA, shareholders are entitled to exercise dissenters' rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.
The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation's assets.
Dissenters' rights in Colorado are available to both record holders and beneficial holders.	Appraisal rights in Delaware are available to record holders only.
DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants' reasonable expenses attributable to the defense of such action, exclusive of attorney's fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney's fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.
The DGCL's requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.
REACQUISITION OF STOCK BY THE CORPORATION
Under the CBCA, the Company may acquire its own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares.
The DGCL requires that (i) all repurchases of shares by Blue be made of out of surplus and (ii) a purchase of shares redeemable at the option of Blue not be made for more than the price at which the shares may then be redeemed.

Under the DGCL, shares of stock issued by Blue as fully paid and afterwards reacquired by Blue without applying "capital" in connection with such reacquisition have the status of "treasury shares" if the board of directors does not by resolution retire the shares reacquired. Treasury shares differ from stock that is authorized and unissued in that treasury shares that have a par value are freed from the requirement that they must be sold at not less than par.
FRANCHISE TAX
There is no franchise tax in Colorado.	The DGCL requires corporations to pay franchise tax annually.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

        The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of common stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. Accordingly, holders of common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

        The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

        The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of Delaware common stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of common stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Delaware common stock received in the reincorporation merger will include the period for which shares of common stock were held.

ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER

        The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and Blue will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Securities and Exchange Commission on forms 10-KSB and 10-QSB, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Blue.

REGULATORY APPROVAL

        To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the

Articles of Merger (including the merger agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" THE REINCORPORATION PROPOSAL (PROPOSAL 1).

PROPOSAL 2
INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK

GENERAL

        Currently the Company has 100,000,000 shares of common stock, $0.01 par value, authorized for issuance under its Articles of Incorporation, of which 98,199,890 shares are issued and outstanding. This proposal would increase the authorized shares of common stock by 100,000,000 shares bringing the total authorized to 200,000,000 shares of common stock. On September 13, 2004, the board of directors of the Company unanimously approved the proposal to increase the authorized shares of common stock by 100,000,000 shares. As discussed in the Company's recent filing with the Securities and Exchange Commission on Form 10-QSB for the period ended June 30, 2004, issuance of common stock to effect mergers, acquisitions and provide for services have increased substantially since April of 2004. These transactions, believed necessary by your board of directors to stabilize the Company and provide an asset base from which the Company can grow, have left 1,800,110 authorized shares of common stock. Your board of directors believes that the current level of common stock available is not sufficient to attract investors and complete other merger or acquisition type transactions that are needed to increase the Company's assets and revenue base, invest in equipment necessary to service our customers, remain on par with technology, and service the Company's current debt obligations. The Company currently has no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions and equity financings could arise at any time.

        The increase in the authorized number of shares of common stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

REASONS FOR THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

        The Company is currently undertaking negotiations to raise capital, increase the current wireless internet network through acquisition and restructure its bank debt. Without the increase in authorized shares of common stock, these negotiations become extremely difficult to close.

        At this time the Company believes there is a strong market to raise money through a private placement of preferred stock. However, without the increase in authorized common stock, the underlying common stock required to be authorized, in order to raise the amount of money the Company feels is necessary, is not sufficient to allow the private placement to be marketed.

        The Company believes that the current level of authorized common stock is not sufficient to execute the type of mergers and acquisitions that would benefit the Company on a going forward basis.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

        If the proposal to increase the authorized share of common stock is not approved, the Company will continue to have only 100,000,000 shares of common stock authorized. It is your Board of Directors strong belief that failure to approve this proposal would make it very difficult for the Company to continue operations without financial hardship.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" THE INCREASE IN AUTHORIZED SHARES OF
COMMON STOCK (PROPOSAL 2)

DISSENTERS' RIGHTS FOR THE HOLDERS OF COMMON STOCK

        Summarized below are the dissenters' rights of the holder of common stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters' rights under the CBCA, is attached to this proxy statement as Annex D. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by the holder of common stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

        A record holder of common stock may assert dissenters' rights as to fewer than all of the shares of common stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the proposals with respect to all shares of common stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

        A beneficial holder of common stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the reincorporation proposal with respect to all shares of common stock owned by the beneficial holder.

        If the holder of common stock wishes to dissent, it must send to the Company, before the vote on the proposals is taken, written notice of its intention to demand payment for its shares of common stock if the proposals are effectuated. Neither a vote against the proposals nor any proxy directing such vote, nor abstention from voting on the proposals will satisfy the requirement for a written notice to the Company. All such notices should be mailed to Blue Wireless & Data, Inc., 3001 Knox Street, Dallas, Texas 75205, Attention: Corporate Secretary.

        If the proposals are authorized at the special meeting, then, within ten days thereafter, we will provide to the holder of common stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of common stock.

        Note: the balance of this discussion assumes that the board of directors of the Company has determined that the consummation of the reincorporation merger would be advisable and in the best interests of the Company and its shareholders. However, the merger agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of common stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

        The board of directors of the Company may terminate the merger agreement if dissenters' rights are exercised.

        We will pay to the holder of common stock, if eligible, and if it has validly exercised its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of common stock entitled to receive payment.

        If the holder of shares of common stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of October 4, 2004, as to the beneficial ownership of common stock (i) beneficial owners of more than 5% of common stock, (ii) each director, our named executive officers and (iii) all directors and executive officers as a group. Unless otherwise indicated, the person named below has sole voting and investment power and that person's address is c/o Blue Wireless & Data, Inc., 3001 Knox Street, Suite 401, Dallas Texas, 75205.

Names and Address of Directors, Officers and 5% Stockholders	Shares Owned Number	Percent
James. E. Ontiveros	9,607,999	9.78%
John D. Diebold	953,626	0.97%
William R. Slay	319,959	0.33%
Christopher Chambers	0	0.00%
Dennis G. McLaughlin, III	0	0.00%
John Mills	0	0.00%
All Officers and Directors as a group (6 persons)	10,881,584	11.08%
Blue Ocean Technologies, LLC 3001 Knox Street, Suite 403 Dallas, Texas 75205	27,000,000	30.44%
Becky Dansby P.O. Box 1388 Bowie, Texas 76230	10,524,665	11.87%
Seaside Investments, PLC 488 Madison Avenue 12th Floor New York, New York 10022-5718	9,500,000	9.67%
Cecil R. Fenoglio P.O. Box 4443 Wichita Falls, Texas 76308	7,633,394	7.77%
MAC Partners LP 3001 Knox Street, Suite 407 Dallas, Texas 75205	5,000,000	5.09%

    Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we do not believe that any other person beneficially owned, as of October 4, 2004, greater than 5% of the outstanding common stock.

SOLICITATION PROCEDURES

        In addition to solicitation by mail, we may solicit proxies by telephone, facsimile, or by personal interviews. The cost of soliciting proxies will be paid by the Company. No company has been engage to solicit on the Company's behalf. Our directors, officers and employees engaged in such solicitation will receive no separate compensation for these services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses in doing so.

OTHER BUSINESS

        We do not anticipate that any other matters will be brought before the special meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act on those matters in accordance with their best judgment.

BY THE BOARD OF DIRECTORS CHRISTOPHER CHAMBERS Corporate Secretary
Dallas, Texas October 18, 2004

ANNEX A

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of October 4, 2004, is entered into between Reva, Inc., a public company incorporated in the State of Colorado (the "Company") and Blue Wireless & Data, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Blue").

RECITALS

        WHEREAS, the board of directors of each of the Company and Blue deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into Blue, and that Blue be the surviving corporation (the "Reincorporation Merger"); and

        WHEREAS, the Company will submit this Agreement for approval by separate vote of the holders of shares of common stock, $0.01 par value, of the Company ("common stock"),

        NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

        1.1.    The Reincorporation Merger.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Blue whereupon the separate existence of the Company shall cease. Blue shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the "DGCL") and in the Colorado Business Corporation Act, as amended (the "CBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

        1.2.    Effective Time.    Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Blue shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the "Effective Time").

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

        2.1.    The Certificate of Incorporation.    The certificate of incorporation of Blue in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

        2.2.    The Bylaws.    The bylaws of Blue in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

        3.1.    Officers.    The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

        3.2.    Directors.    The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK

        4.1.    Effect of Merger on Capital Stock.    At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Blue or the shareholders of the Company:

          (a)   Each share of common stock (other than shares ("Dissenting Shares") that is owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the Colorado Business Corporation Act, as amended (the "CBCA")), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.01, of Blue ("Delaware common stock"), with the same rights, powers and privileges as the shares so converted and all shares of common stock shall be cancelled and retired and shall cease to exist.

          (b)   Each option, warrant, or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Blue, and (ii) in the case of securities to acquire common stock, converted into the right to acquire the same number of shares of Delaware common stock as the number of shares of common stock that were acquirable pursuant to such option, warrant, or other security. The same number of shares of Delaware common stock shall be reserved for purposes of the exercise of such options, warrants, or other securities as is equal to the number of shares of the common stock so reserved as of the Effective Time.

          (d)   Each share of Delaware common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

        4.2.    Certificates.    At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of common stock (other than Dissenting Shares), options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware common stock, options, warrants, or other securities of Blue, as the case may be, into which the shares of common stock, options, warrants, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants, or other securities of Blue, as the case may be, evidenced by such outstanding certificate, as above provided.

        4.3    Dissenters' Rights.    No Dissenting Shareholder shall be entitled to shares of Delaware common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Delaware common stock pursuant to Section 4.1 hereof.

ARTICLE V
CONDITION

        5.1.    Condition to Each Party's Obligation to Effect the Reincorporation Merger.    The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of common stock pursuant to the CBCA and the Articles of Incorporation of the Company.

ARTICLE VI
TERMINATION

        6.1.    Termination.    This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Blue, or any of their respective shareholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

        7.1.    Modification or Amendment.    Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

        7.2.    Counterparts.    This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        7.3.    GOVERNING LAW.    THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

        7.4.    Entire Agreement.    This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        7.5.    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6.    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        7.7.    Headings.    The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

Reva, Inc. a Colorado corporation
By:	/s/ DENNIS G. MCLAUGHLIN, III Name: Dennis G. McLaughlin, III Title: Chairman and Chief Executive Officer
Blue Wireless & Data, Inc. a Delaware corporation
By:	/s/ JOHN MILLS Name: John Mills Title: Chief Operating Officer, Vice President and Director

ANNEX B

CERTIFICATE OF INCORPORATION
OF
BLUE WIRELESS & DATA, INC.
(A Delaware Corporation)

        I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), do execute this Certificate of Incorporation and do hereby certify as follows:

FIRST.	The name of the corporation is Blue Wireless & Data, Inc. (the "Corporation").
SECOND.
The address of the Corporation's registered office in the State of Delaware is 615 South DuPont Highway, Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Capitol Services, Inc.
THIRD.	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
FOURTH.

        (a)   Authorized Capital. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000, of which 200,000,000 shares, par value of $0.01 shall be designated as Common Stock ("Common Stock"), and 10,000,000 shares, par value of $0.01, shall be designated as Preferred Stock ("Preferred Stock").

        (b)   Common Stock.

            (i)  Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefor. Any such dividends shall be divided among the holders of the Common Stock on a pro rata basis.

           (ii)  Liquidation. In the event of any Liquidation of the Corporation, after payment or provision for payment of the debts and liabilities of the Corporation and after distribution to the holders of Preferred Stock of the amounts fixed in or pursuant to the provisions of paragraph (c) of this Article Fourth, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders. Any such assets shall be divided among the holders of Common Stock on a pro rata basis.

          (iii)  Voting. Except as may otherwise be required by law and subject to the rights of the holders of Preferred Stock fixed in or pursuant to paragraph (c) of this Article Fourth, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders.

        (c)   Preferred Stock.

            (i)  General. Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have any designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed in any resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter prescribed (a "Preferred Stock Designation").

           (ii)  Authority of Board of Directors; Preferred Stock Designation. Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

        (1)   whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

        (2)   the number of shares to constitute the series and the designations thereof;

        (3)   the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

        (4)   whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

        (5)   whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the periodic amount thereof, and the terms and provisions relative to the operation thereof;

        (6)   the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

        (7)   the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

        (8)   whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

        (9)   any other special rights and protective provisions with respect to any series that the Board of Directors may deem advisable.

          (iii)  Separate Series; Increase or Decrease in Authorized Shares. The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects and in any other manner. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series. Unless otherwise provided in the Preferred Stock Designation, the Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

  (d)
  General.

            (i)  Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute discretion. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

           (ii)  Subject to the provisions of this Certificate of Incorporation, the Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the capital stock of the Corporation of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise and other terms of such rights or options.

          (iii)  No stockholder of the Corporation shall by reason of his or her holding shares of any class of capital stock of the Corporation have any preemptive or preferential right to acquire or subscribe for any additional, unissued or treasury shares (whether now or hereafter acquired) of any class of capital stock of the Corporation now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of capital stock of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividends or voting or other rights of that stockholder.

          (iv)  Cumulative voting of shares of any capital stock having voting rights shall not be permitted.

FIFTH.	The name and mailing address of the incorporator is Roger A. Crabb, 5956 Sherry Lane, #1400, Dallas, Texas 75225.
SIXTH.
The Board of Directors is authorized to adopt, amend or repeal bylaws of the Corporation ("Bylaws"), provided that the power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock. The Corporation may, in its Bylaws or otherwise, impose restrictions on the transfer of its shares.
SEVENTH.	Elections of directors need not be by written ballot except and to the extent provided in the Bylaws.
EIGHTH.

        (a)   The number of directors of the Corporation shall be not less than three, the exact number of which and the method by which the directors shall be elected shall be as set forth in the Bylaws.

        (b)   Any vacancies on the Board of Directors shall be filled by the holders of Common Stock or by directors elected by the holders of Common Stock in the manner provided for in the Bylaws.

        (c)   Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of the Common Stock.

NINTH.
A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, modification or repeal of this Article Ninth shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.
TENTH.
The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, and in accordance with the Bylaws, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a "Covered Person") (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Tenth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article Tenth. No amendment or repeal of this Article Tenth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal.

        IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this 4th day of October, 2004.

/s/ Roger A. Crabb Roger A. Crabb Incorporator

ANNEX C

BYLAWS
OF
BLUE WIRELESS & DATA, INC.
(A Delaware Corporation)

ARTICLE I
STOCKHOLDERS

        Section 1.1.    Annual Meetings.    If required by applicable law, an annual meeting of the holders of Common Stock shall be held each year during the month of February or such other month as may be designated by the board of directors (the "Board of Directors") on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time. At such meeting, the holders of the Common Stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting. Holders of non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote, such holders shall be invited to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the "DGCL") or the certificate of incorporation of the Corporation, as it may be amended (the "Certificate of Incorporation").

        Section 1.2.    Special Meetings.

        1.2.1.   Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

        1.2.2.   Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

        Section 1.3.    Notice of Meetings.    Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

        Section 1.4.    Adjournments.    Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 1.5.    Quorum.    At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        Section 1.6.    Organization.

        1.6.1.   The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

        1.6.2.   The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

        1.6.3.   If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

        1.6.4.   The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

        Section 1.7.    Inspectors.    Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director's or officer's election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

        Section 1.8.    Voting; Proxies; Nominations; Stockholder Proposals.

        1.8.1.   Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

        1.8.2.   The voting rights of shares of Common Stock shall only be as required by applicable law or the Certificate of Incorporation.

        1.8.3.   Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation's Common Stock only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than 30 days prior to the meeting.

        1.8.4.   At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

          1.8.4.1   Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.

          1.8.4.2   Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation. Proposals may also be made by the holders of shares of Common Stock.

          1.8.4.3   Any proposal made by the Board of Directors or the holders of shares of Common Stock may be made at any time prior to or at the meeting if only the holders of Common Stock are entitled to vote thereon.

          1.8.4.4   Holders of Common Stock may only make a proposal with respect to which such holders are entitled to vote. Any proposal on which holders of Common Stock are entitled to vote and concerning which proxies may be solicited by the proponent or by management shall be filed with the Secretary by such dates as may be required by the federal securities proxy rules promulgated by the Securities and Exchange Commission.

          1.8.4.5   Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

        Section 1.9.    Fixing Date for Determination of Stockholders of Record.

        1.9.1.   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        1.9.2.   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        1.9.3.   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 1.10.    List of Stockholders Entitled to Vote.    The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not affect the validity of actions taken at the meeting.

        Section 1.11.    Consent of Stockholders in Lieu of Meeting.    Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within sixty days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

        Section 1.12.    Meeting by Remote Communication.    If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II
BOARD OF DIRECTORS

        Section 2.1.    Powers; Number; Qualifications.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of not less than three members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

        Section 2.2.    Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

        2.2.1.      Election; Term of Office.    The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the Common Stock. Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

        2.2.2.    Resignation.    Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

        2.2.3.    Removal.    Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the Common Stock. A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

        2.2.4.    Newly Created Directorships; Vacancies.    Unless otherwise provided in the Certificate of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office.

        Section 2.3.    Annual and Regular Meetings.    The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of the holders of Common Stock, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

        Section 2.4.    Special Meetings; Notice.

        2.4.1.   Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at least two members of the Board of Directors at such time and place as specified in the notice.

        2.4.2.   Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

        Section 2.5.    Participation in Meetings by Conference Telephone Permitted.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, directors or members of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

        Section 2.6.    Quorum; Vote Required for Action.    At all meetings of the Board of Directors one-third of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

        Section 2.7.    Organization.    The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman's absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

        Section 2.8.    Action by Directors Without a Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 2.9.    Compensation of Directors.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

ARTICLE III
COMMITTEES

        Section 3.1.    Committees.    The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

        Section 3.2.    Committee Rules.    Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation's records.

ARTICLE IV
OFFICERS

        Section 4.1.    Officers; Election.    The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

        Section 4.2.    Term of Office; Resignation; Removal; Vacancies.    Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer's predecessor, or until such officer's earlier death, resignation or removal.

        Section 4.3.    Temporary Delegation of Duties.    In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

        Section 4.4.    Chairman.    The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

        Section 4.5.    Chief Executive Officer.    The Chief Executive Officer (the "CEO"), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

        Section 4.6.    President.    If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

        Section 4.7.    Vice Presidents.    The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.8.    Secretary.    The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.9.    Treasurer.    The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.10.    Assistant Secretaries and Assistant Treasurers.    The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers,

respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

        Section 4.11.    Other Officers.    The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

        Section 4.12.    Compensation.    The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V
STOCK

        Section 5.1.    Stock Certificates and Uncertificated Shares.    The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 5.2.    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.    The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

        Section 5.3.    Transfer of Stock.    Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation's transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation's transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

        Section 5.4.    Preferred Stock.    Shares of preferred stock shall be issued by the Corporation only after filing a Preferred Stock Designation described in paragraph (c) of the Fourth Article of the Corporation's Certificate of Incorporation with the Delaware Secretary of State and satisfying all other requirements of the Certificate of Incorporation and the DGCL with respect thereto.

        Section 5.5.    Holders of Record.    The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these Bylaws or required by the laws of Delaware.

ARTICLE VI
EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

        Section 6.1.    Execution of Instruments.    Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

        Section 6.2.    Checks and Endorsements.    All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

        Section 6.3.    Deposits.    All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

        Section 6.4.    Voting of Securities and Other Entities.    Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VII
DIVIDENDS AND OTHER DISTRIBUTIONS

        Section 7.1.    Dividends and Other Distributions.    Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

ARTICLE VIII
MISCELLANEOUS

        Section 8.1.    Fiscal Year.    The fiscal year of the Corporation shall be determined by the Board of Directors.

        Section 8.2.    Seal.    The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

        Section 8.3.    Waiver of Notice of Meetings of Stockholders, Directors and Committees.    Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

        Section 8.4.    Indemnification of Directors and Officers.

        8.4.1.    Directors and Officers.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a "Covered Person"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.

        8.4.2.    Prepayment of Expenses.    The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

        8.4.3.    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        8.4.4.    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

        8.4.5.    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Section 8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

        8.4.6.    Other Indemnification and Prepayment of Expenses.    This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

        8.4.7.    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these Bylaws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

        8.4.8.    Selection of Counsel.    Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8. The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and (b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation's right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

        Section 8.5.    Interested Directors; Quorum.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (1) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 8.6.    Form of Records.    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

        Section 8.7.    Record of Stockholders.    The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation's stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

        Section 8.8.    Addresses of Stockholders.    Each stockholder shall furnish to the Secretary of the Corporation or the Corporation's transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder's address last known to the Secretary or transfer agent.

        Section 8.9.    Amendment of Bylaws.    The Board of Directors is authorized to adopt, amend or repeal these Bylaws at any annual meeting of the Board of Directors or any other meeting called for that purpose. The holders of shares of Common Stock entitled to vote also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Common Stock.

ANNEX D

COLORADO BUSINESS CORPORATION ACT
Article 113
Dissenters' Rights

7-113-101. DEFINITIONS

        For purposes of this article:

        (1)   "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        (2)   "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

        (3)   "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

        (4)   "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

        (5)   "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

        (6)   "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

        (7)   "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

        (1)   A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a)   Consummation of a plan of merger to which the corporation is a party if:

             (I)  Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

            (II)  The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b)   Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

        (1.3)   A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a)   The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b)   The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c)   The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

        (1.8)   The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a)   Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b)   Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c)   Cash in lieu of fractional shares; or

          (d)   Any combination of the foregoing described shares or cash in lieu of fractional shares.

        (2)   (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

        (2.5)   A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

        (3)   A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

        (4)   A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

        (1)   A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

        (2)   A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a)   The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b)   The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

        (3)   The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

        (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a)   Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b)   Not vote the shares in favor of the proposed corporate action.

        (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

        (3)   A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

        (2)   The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a)   State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b)   State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c)   Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d)   Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e)   Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f)    State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g)   Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

        (1)   A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a)   Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b)   Deposit the shareholder's certificates for certificated shares.

        (2)   A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

        (3)   Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

        (4)   A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

        (1)   Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

        (2)   In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

        (1)   Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

        (2)   The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a)   The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b)   A statement of the corporation's estimate of the fair value of the shares;

          (c)   An explanation of how the interest was calculated;

          (d)   A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e)   A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

        (1)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (2)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

        (1)   The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

        (2)   An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

        (1)   A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a)   The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b)   The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c)   The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

        (2)   A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

        (1)   If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

        (2)   The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

        (3)   The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current records of shareholder holding the dissenter's shares, or as provided by law.

        (4)   The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

        (5)   Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

        (1)   The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

        (2)   The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a)   Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

          (b)   Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

        (3)   If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

REVA, INC.
3001 KNOX STREET, SUITE 401
DALLAS, TEXAS 75205
(469) 227-7605
Proxy for Special Meeting of Shareholders
to be Held on November 15, 2004
THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

        The undersigned hereby appoints Dennis G. McLaughlin, III, John Mills and Christopher Chambers, or each of them, with full power of substitution, as a proxy or proxies to represent the undersigned at a special meeting of shareholders to be held on November 15, 2004 or any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of common stock of Reva, Inc., a Colorado corporation (the "Company"), held of record by the undersigned at the close of business on October 4, 2004, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED BELOW. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

        PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Has your address changed?	Do you have any comments?

Detach here if you are returning your proxy card by mail

        The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3. To vote in accordance with the Board of Directors' recommendation, merely sign below; no boxes need to be checked.

        1.     To consider and vote on the reincorporation of the Company in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, dated October 4, 2004, by and between the Company and Blue Wireless & Data, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Blue"), pursuant to which the Company will merge with and into Blue, and Blue will survive the reincorporation merger (approval of this reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger);

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

        2.     To consider and vote on the increase of the authorized shares of common stock by 100,000,000 shares. This would bring the total authorized shares of common stock to 200,000,000.

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

        3.     To approve any proposal which may be submitted by the Company to adjourn the special meeting to a later date to solicit additional proxies in favor of Proposal 1 or Proposal 2 above in the event that there are not sufficient votes for approval of Proposal 1 or Proposal 2 at the special meeting.

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

☒ Please mark votes as in this example.
The shares represented by this proxy will be voted as directed by the shareholder. In his or her discretion, any named proxy may vote on such other business as may properly come before the special meeting or any adjournments or postponements thereof. This proxy revokes all prior proxies with respect to the special meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting of Shareholders and the proxy statement relating to the special meeting is hereby acknowledged.
Mark box at right if you plan to attend the Special Meeting. ☐
Mark box at right if an address change or comment has been marked on the reverse side of this card. ☐
Please complete, sign, date and return the proxy card promptly, using the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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